                                                                    Exhibit 99.1

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors of
Akeena, Inc.

We have audited the accompanying balance sheet of Akeena, Inc. (the "Company")
as of December 31, 2005, and the related statements of income, changes in stockholder's equity and cash flows for the years ended December 31, 2005 and
2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. We also conducted our audits as of December 31,
2005 and for the years ended December 31, 2005 and 2004 in accordance with the auditing standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Akeena, Inc. as of December 31,
2005, and the results of its operations, and its cash flows for the years ended
December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum & Kliegman LLP
-------------------------
New York, NY
August 1, 2006 (except for Note 14, as to which the date is August 11, 2006)

                                  AKEENA, INC.
                                  Balance Sheet
                                December 31, 2005

ASSETS
Current assets
   Cash and cash equivalents                                         $  270,046
   Accounts receivable, net                                           1,678,189
   Inventory                                                            539,868
   Prepaid expenses and other current assets                            436,455
                                                                     ----------
      Total current assets                                            2,924,558
Property and equipment, net                                              85,124
Due from related party                                                   21,025
Other assets                                                              3,927
                                                                     ----------
      Total assets                                                   $3,034,634
                                                                     ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
   Accounts payable                                                  $1,457,168
   Accrued liabilities                                                  256,208
   Accrued product warranty                                             304,188
   Deferred revenue                                                     474,032
   Credit facility                                                      500,000
   Current portion of long-term debt                                     16,864
                                                                     ----------
      Total current liabilities                                       3,008,460
Long-term debt, less current portion                                     25,693
                                                                     ----------
      Total liabilities                                               3,034,153
                                                                     ----------
Commitments and contingencies
Stockholder's equity:
   Common stock, .01 par value; 16,000,000 shares authorized;
      9,000,000 shares issued and outstanding                            90,000
   Accumulated deficit                                                  (89,519)
                                                                     ----------
      Total stockholder's equity                                            481
                                                                     ----------
      Total liabilities and stockholder's equity                     $3,034,634
                                                                     ==========

      See accompanying notes, which are an integral part of these financial statements.

                                        1

                                  AKEENA, INC.
                              Statements of Income
                     Years Ended December 31, 2005 and 2004

                                                        2005         2004
                                                     ----------   ----------
NET SALES                                            $7,191,391   $5,876,365
COST OF SALES                                         5,595,475    4,550,338
                                                     ----------   ----------
   Gross profit                                       1,595,916    1,326,027
                                                     ----------   ----------
OPERATING EXPENSES
Selling, general and administrative                   1,582,258    1,175,570
                                                     ----------   ----------
      Total operating expenses                        1,582,258    1,175,570
                                                     ----------   ----------
      Income from operations                             13,658      150,457
                                                     ----------   ----------
OTHER INCOME (EXPENSE)
Interest income (expense), net                          (11,806)       5,620
                                                     ----------   ----------
      Total other income (expense)                      (11,806)       5,620
                                                     ----------   ----------
NET INCOME                                           $    1,852   $  156,077
                                                     ==========   ==========
Earnings per common and common equivalent share:
   Basic                                             $     0.00   $     0.02
                                                     ==========   ==========
   Diluted                                           $     0.00   $     0.02
                                                     ==========   ==========
Weighted average shares used in computing earnings
   per common and common equivalent share:
   Basic                                              9,000,000    9,000,000
                                                     ==========   ==========
   Diluted                                           10,000,000   10,000,000
                                                     ==========   ==========

      See accompanying notes, which are an integral part of these financial statements.

                                        2

                                  AKEENA, INC.
                  Statements of Changes in Stockholder's Equity
                     Years Ended December 31, 2005 and 2004

                                  COMMON STOCK
                               ------------------
                               NUMBER OF               ADDITIONAL      ACCUMULATED   STOCKHOLDER'S
                                 SHARES     AMOUNT   PAID-IN CAPITAL     DEFICIT         EQUITY
                               ---------   -------   ---------------   -----------   -------------

BALANCE AT JANUARY 1, 2004     5,000,000    $1,000         --           $ (8,126)      $ (7,126)
Distribution to Stockholder           --        --         --            (90,000)       (90,000)
Net income                            --        --         --            156,077        156,077
                               ---------   -------    -------------     --------       --------
BALANCE AT DECEMBER 31, 2004   5,000,000     1,000         --             57,951         58,951
Distribution to Stockholder           --        --         --            (60,322)       (60,322)
Recapitalization -
 Stock Conversion             (4,999,500)     (995)       995                 --             --
Recapitalization -
 Stock Split                   8,999,500    89,995       (995)           (89,000)            --
Net income                            --        --         --              1,852          1,852
                               ---------   -------     ------------     --------       --------
BALANCE AT DECEMBER 31, 2005   9,000,000   $90,000     $   --           $(89,519)      $    481
                               =========   =======     ============     ========       ========

      See accompanying notes, which are an integral part of these financial statements.

                                        3

                                  AKEENA, INC.
                            Statements of Cash Flows
                     Years Ended December 31, 2005 and 2004

                                                                    2005         2004
                                                                -----------   ---------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                      $     1,852   $ 156,077
Adjustments to reconcile net income to net cash used in
   operating activities
   Depreciation                                                      27,854      19,604
   Bad debt expense                                                  17,363       5,413
   Changes in assets and liabilities:
      Accounts receivable                                        (1,102,829)    297,135
      Inventory                                                     (22,694)   (357,236)
      Prepaid expenses and other current assets                    (295,374)     30,038
      Other assets                                                       --         518
      Accounts payable                                              590,685    (340,966)
      Accrued warranty and other liabilities                        205,469     119,621
      Deferred revenue                                              347,787     (73,816)
                                                                -----------   ---------
         Net cash used in operating activities                     (229,887)   (143,612)
                                                                -----------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                (17,500)    (56,659)
Increase in amount due from related party                            (3,084)    (17,941)
                                                                -----------   ---------
         Net cash used in investing activities                      (20,584)    (74,600)
                                                                -----------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowing on long-term debt                                              --      32,115
Repayment of long-term debt                                         (18,250)         --
Borrowings on line of credit, net of repayments                     500,000          --
Distributions to stockholder                                        (60,322)    (90,000)
                                                                -----------   ---------
         Net cash provided by (used in) financing activities        421,428     (57,885)
                                                                -----------   ---------
         Net increase (decrease) in cash and cash equivalents       170,957    (276,097)
CASH AND CASH EQUIVALENTS
Beginning of year                                                    99,089     375,186
                                                                -----------   ---------
End of year                                                     $   270,046   $  99,089
                                                                ===========   =========
SUPPLEMENTAL CASH FLOWS DISCLOSURES:
Cash paid during the year for Interest                          $    13,529   $   3,510
                                                                ===========   =========

      See accompanying notes, which are an integral part of these financial statements.

                                        4

                                  AKEENA, INC.
                          Notes to Financial Statements
                           December 31, 2005 and 2004

1.   DESCRIPTION OF BUSINESS

Akeena, Inc. (the "Company") was incorporated in February 2001 as a Subchapter S corporation in the State of California. In June 2006, the Company merged with a newly incorporated C corporation, Akeena Solar, Inc. (see Note 14). As a result, the Company is currently conducting its operations as Akeena Solar, Inc. The
Company is engaged in the installation of solar panel systems to residential and commercial markets.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with maturities of three months or less, when purchased, to be cash equivalents. The Company maintains cash and cash equivalents which consist principally of demand deposits with high credit quality financial institutions. At certain times, such amounts exceed
FDIC insurance limits. The Company has not experienced any losses on these investments.

ACCOUNTS RECEIVABLE

The Company regularly evaluates the collectibility of its accounts receivable.
An allowance for doubtful accounts is maintained for estimated credit losses, and such losses have been minimal and within management's expectations. When estimating credit losses, the Company considers a number of factors including the aging of a customer's account, creditworthiness of specific customers, historical trends and other information. Accounts receivable consist of trade receivables and amounts due from state agencies for rebates on state-approved solar systems installed. These rebate amounts are passed on to the customer, either at the time the customer is billed, or when the money is received from the states by the Company. Included within accounts payable at December 31, 2005 is approximately $318,000 of rebates payable to customers. Usually, the various states remit the rebate amounts to the Company within 90-120 days.

INVENTORY

Inventory is stated at the lower of cost (on an average basis) or market value.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided for using the straight-line method over the estimated useful lives of the respective assets.

                                        5

Estimated useful lives are as follows:

CATEGORY                 USEFUL LIVES
----------------------   ------------
Furniture and Fixtures    7-10 years
Office Equipment          7-10 years
Vehicles                     5 years

Maintenance and repairs are expensed as incurred. Expenditures for significant renewals or betterments are capitalized. Upon disposition, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in current operations.

LONG-LIVED ASSETS

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of a long-lived asset may not be recoverable. The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful lives of its long-lived assets or whether the remaining balance of long-lived assets should be evaluated for possible impairment. The Company does not believe that there were any indicators of impairment that would require an adjustment to such assets or their estimated periods of recovery at December 31, 2005.

MANUFACTURER AND INSTALLATION WARRANTIES

The Company warrants its products for various periods against defects in material or installation workmanship. The manufacturer warranty on the solar panels and the inverters have a warranty period range of 5 - 25 years. The
Company assists the customer in the event that the manufacturer warranty needs to be used to replace a defective panel or inverter. The Company provides for a
5-year warranty on the installation of a system and all equipment and incidental supplies other than solar panels and inverters that are covered under the manufacturer warranty. The Company records a provision for the installation warranty, within cost of sales, based on historical experience and future expectations of the probable cost to be incurred in honoring its warranty commitment.

The provision for installation warranty consisted of the following at December
31:

                                          2005       2004
                                        --------   --------
Balance at beginning of period          $199,788   $105,932
Provision charged to warranty expense    119,400    103,856
Less: warranty claims                    (15,000)   (10,000)
                                        --------   --------
Balance at end of period                $304,188   $199,788

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values reported for cash equivalents, accounts receivable, accounts payable and accrued liabilities approximated their respective fair values at each balance sheet date due to the short-term maturity of these financial instruments.

                                        6

REVENUE RECOGNITION

Revenue from installation of a system is recognized when (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) the sales price is fixed or determinable, and (4) collection of the related receivable is reasonably assured. The Company recognizes revenue upon completion of a system installation.

Defective solar panels or inverters are covered under the manufacturer warranty.
In the event that a panel or inverter needs to be replaced, the Company will replace the defective item within the manufacturer's warranty period (between
20-25 years). See the "Manufacturer and installation warranties" discussion above.

ADVERTISING

The Company expenses advertising costs as incurred. Advertising expense, included in selling, general and administrative expenses, for the years ended
December 31, 2005 and 2004 was approximately $162,000 and $147,000, respectively.

SHIPPING AND HANDLING COSTS

Shipping and handling costs associated with inbound freight are included in cost of inventory and expensed as cost of sales when the related inventory is sold.
Amounts billed to customers for shipping and handling are recorded as revenue and were not significant for the years ended December 31, 2005 and 2004.

INCOME TAXES

The Company did not record a provision for income taxes for the years ended
December 31, 2005 and 2004, as the Company is a Subchapter S corporation, and any taxable income or loss is included within the stockholder's income for federal and state income tax purposes.

EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding during the period presented. Diluted earnings per share is computed using the weighted average number of common shares outstanding during the periods plus the effect of dilutive securities outstanding during the periods.

The following summarizes the weighted-average number of common shares outstanding during the year that were used to calculate the basic earnings per share as well as the dilutive impact of stock warrants, as included in the calculation of diluted weighted average shares at December 31:

                                                2005        2004
                                             ---------   ---------
Weighted-average common shares outstanding
   for basic earnings per share              9,000,000   9,000,000
Effect of dilutive securities:
   Stock warrants                            1,000,000   1,000,000
                                            ----------  ----------
Shares for diluted earnings per share       10,000,000  10,000,000

SEGMENT REPORTING

The Company has determined it operates in one operating segment. Operating segments, are components of an enterprise for which separate financial information is available and is

                                        7

evaluated regularly by the Company in deciding how to allocate resources and in assessing performance. The Company's chief operating decision maker assesses the
Company's performance, and allocates its resources as a single operating segment.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

In November 2004, the Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs,"
("SFAS 151"), which amends the provisions of Chapter 4 of Accounting Research
Bulletin No. 43, "Inventory Pricing," ("ARB 43"). SFAS 151 requires that certain production costs, such as idle facility expense, freight, handling costs, and spoilage be charged as a current period expense. Under ARB 43, these costs were charged to current period expense only under certain circumstances.
Additionally, SFAS 151 requires that the allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for fiscal years beginning after June 15, 2005 and is required to be adopted by the Company beginning on January 1, 2006. The
Company does not expect the adoption of SFAS 151 to have a material impact on the Company's results of operations and financial position.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment" ("SFAS
123R"), which revises SFAS No. 123 "Accounting For Stock-Based Compensation"
("SFAS 123") and supersedes Accounting Principles Board Opinion No. 25 ("APB No.
25"). SFAS 123R requires companies to measure the cost of employee services received in exchange for an award of equity instruments (including grants of employee stock options) based on the grant date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award, or the requisite service period (usually the vesting period). The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition. As permitted under SFAS 123 for private companies, private companies may use the minimum value method of measuring equity share options and similar instruments for pro forma disclosure purposes.
The Company would be allowed to apply the provisions of SFAS 123R prospectively solely to new awards and to awards modified, repurchased or cancelled after the required effective date of the statement. In April 2005, the Securities and
Exchange Commission ("SEC") announced the adoption of a rule that amends the adoption date for SFAS 123R. Accordingly, the provisions of SFAS 123R are effective commencing the first quarter of 2006. The Company's management is currently in the process of evaluating SFAS 123R.

In May 2005, the FASB issued Statement No. 154, "Accounting Changes and Error
Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3,"
("SFAS 154"). SFAS 154 replaces APB Opinion No. 20, "Accounting Changes," and
FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial
Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154

                                       8

applies to all voluntary changes in accounting principle, and also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Consequently, the
Company will adopt the provisions of SFAS 154 in the first quarter of 2006.

3.   ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2005 consists of the following:

                                           2005
                                        ----------
Trade accounts                          $  522,374
Connecticut rebate receivable               55,361
California rebate receivable               190,544
State rebates receivable                   498,375
Rebate receivable assigned to vendor       421,535
Less: Allowance for doubtful accounts      (10,000)
                                        ----------
                                        $1,678,189

4.   INVENTORY

Inventory consists of the following at December 31:

                                          2005
                                        --------
Finished goods                          $539,868

5.   PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following at December 31:

                                                    2005
                                                  --------
Furniture and fixtures                            $  5,200
Office equipment                                     2,589
Vehicles                                           139,751
                                                  --------
                                                   147,540
Less: Accumulated depreciation and amortization    (62,416)
                                                  --------
                                                  $ 85,124

Depreciation expense for the years ended December 31, 2005 and 2004 was approximately $28,000 and $20,000, respectively.

                                       9

6.   ACCRUED LIABILITIES

Accrued liabilities consist of the following at December 31:

                                  2005
                                --------
Accrued salaries and benefits   $ 63,929
Customer deposits                101,500
Other accrued liabilities         90,779
                                --------
                                $256,208

7.   CREDIT FACILITY

The Company has a revolving line of credit (the "Credit Facility"), which provides for borrowings of up to $500.0 thousand. The Company entered into this agreement on August 31, 2005 and the Company is planning to renew this Credit
Facility on August 31, 2006. The total available amount of $500.0 thousand is outstanding at December 31, 2005.

Interest on the outstanding balance under the Credit Facility is calculated on the prime rate ("Prime") plus 1.25%. Interest was calculated based on Prime plus
1.25% (8.50%) at December 31, 2005.

All of the existing property and assets of the Company are pledged as collateral for the Credit Facility. In addition, the Company's obligations are collateralized by a guaranty from the President of the Company, which includes as collateral all personal property and assets.

8.   LONG-TERM DEBT

The Company's long-term debt consists of five vehicle loans. The scheduled principal maturities of long-term debt at December 31, 2005 are as follows:

2006                    $ 16,864
2007                      13,588
2008                       7,577
2009                       4,528
                        --------
                        $ 42,557
Less: current portion    (16,864)
                        $ 25,653
                        --------

9.   STOCKHOLDERS' EQUITY

The Company was incorporated in 2001 as a Subchapter S corporation. The
President of the Company is the sole stockholder as of December 31, 2005, owning
100% of the issued and outstanding common stock.

10.  STOCK OPTIONS AND STOCK WARRANTS

The Company's 2001 Stock Option Plan (the "2001 Plan") provides for the issuance of incentive stock options and non-statutory stock options. The Company's Board of Directors, which,

                                       10

subject to the terms of the 2001 Plan, determines to whom grants are made, and the vesting, timing, amounts and other terms of such grants. Incentive stock options may be granted only to employees of the Company, while non-statutory stock options may be granted to the Company's employees, officers, directors, consultants and advisors. Options under the Plan vest as determined by the Board of Directors, but in no event at a rate less than 20% per year. The term of the options granted under the 2001 Plan may not exceed 10 years and the maximum aggregate shares that may be issued upon exercise of such options is 4,000,000 shares of common stock. No options have been granted under the 2001 Plan as of
December 31, 2005.

In March 2001, the Company issued a warrant (the "Warrant") to purchase up to
1,000,000 shares of the Company's common stock at an exercise price per share of
$0.01 in exchange for the purchase of assets from, AWI, Inc., a related party
(see Note 11). The Warrant expires in March 2011; therefore, the remaining contractual life of the Warrant at December 31, 2005 is 5.2 years. In connection with the Company's reverse merger transaction (see Note 14) during August 2006, the holder of the Warrant has not notified the Company of its intent to exercise the Warrant.

11.  RELATED PARTY TRANSACTIONS

The Company issued the Warrant to AWI, Inc. ("AWI") during March 2001 to purchase up to 1,000,000 shares of the Company's common stock at an exercise price per share of $0.01. The President of the Company is a director of AWI and is currently a custodian for AWI. The Company also has an amount due from this related party for expenses of approximately $21,000 paid by the Company on behalf of AWI, which is recorded as due from related party within the accompanying balance sheet.

12.  COMMITMENTS AND CONTINGENCIES

NON-CANCELABLE OPERATING LEASES

The Company's operating lease for its California office and warehouse facility expired during April 2006, and was subsequently renewed. The Company rents office and warehouse space in New Jersey on a month-to-month basis. Total rent expense amounted to approximately $80,000 and $62,000 for the years ended
December 31, 2005 and 2004, respectively.

Future minimum lease payments on operating leases at December 31, 2005 are approximately $17,000.

LITIGATION

The Company is involved in certain legal proceedings arising in the ordinary course of business. In the opinion of management, the outcome of such proceedings will not materially affect the Company's financial position, results of operations or cash flows.

13.  SIGNIFICANT CONCENTRATIONS OF BUSINESS AND CREDIT RISK

The Company maintains reserves for potential credit losses and such losses, in the aggregate, have generally not exceeded management's estimates. The Company has five customers that accounted for approximately 10.6% of net sales for the year ended December 31, 2005 and five

                                       11

customers that accounted for approximately 11.4% of net sales for the year ended
December 31, 2004. At December 31, 2005 and 2004, accounts receivable included amounts owed from these customers of approximately $256,000 and $25,000, respectively. Due to the nature of the Company's business, the Company's customer base is continuously being updated with new customers year over year, with no significant recurring customers.

14.  SUBSEQUENT EVENTS

During 2006, a new entity named Akeena Solar, Inc. ("Akeena Solar" or the
"Surviving Corporation") was incorporated as a C Corporation in the State of
Delaware, and the Company was merged with Akeena Solar during June 2006 as approved by the Board of Directors. At the time of this transaction, each share of the Company's no par value common stock was converted into one ten-thousandth
(1/10,000) of a share of the Surviving Corporation's common stock with a par value of $0.01 per share and the sole stockholder of the Company's outstanding common shares became a holder of the shares of the Surviving Corporation.

Subsequent to the Company being merged into Akeena Solar, Akeena Solar became the obligor on the Warrant (see Note 10). On June 23, 2006, Akeena Solar
declared and effected a 18,000-for-one stock split of the Company's outstanding shares of common stock in the form of a stock dividend. Accordingly, all common share and per share data in the financial statements have been retroactively adjusted to reflect the impact of the 18,000-for-one stock split for all periods presented. After the stock split, the Warrant was exercisable for up to
1,000,000 of Akeena Solar's common stock at an exercise price of $0.01 per share. On July 18, 2006, the President of the Company purchased a warrant from
AWI to purchase up to 90,000 shares of Akeena Solar common stock for a purchase price of $2,700. The purchase price was determined by an independent third-party appraiser to be the fair market value of the warrants.

On August 11, 2006, Akeena Solar entered into a reverse merger transaction with
Fairview Energy Corporation, Inc. ("Fairview"). Pursuant to the merger agreement, the stockholders of Akeena Solar received one share of Fairview common stock for each issued and outstanding share of Akeena Solar common stock.
Subsequent to the closing of the merger transaction (the "Merger"), the closing of a Private Placement for $2,527,500, and the cancellation of 3,877,477 shares of Fairview common stock in exchange for 100% of the outstanding capital stock of Akeena Solar, the former stockholders of Akeena Solar hold 8,197,692 shares, or 57.0%, of Fairview's outstanding common stock. Since the stockholders of Akeena Solar own a majority of the outstanding shares of Fairview common stock immediately following the Merger, the Merger is being accounted for as a reverse merger transaction and Akeena Solar is deemed to be the acquirer. The assets, liabilities and the historical operations prior to the Merger will be those of Akeena Solar. Subsequent to the Merger, the consolidated financial statements will include the assets and liabilities of Akeena Solar and Fairview, and the historical operations of Akeena Solar and the operations of Fairview from the closing date of the Merger.

On August 8, 2006, Akeena Solar adopted the Akeena Solar, Inc. 2006 Stock
Incentive Plan (the "Stock Plan"), whereby 450,000 shares of common stock shall be available for grant to employees, directors and consultants under the Stock
Plan. Restricted stock and stock options may be issued under the Stock Plan, and as of August 11, 2006, 197,692 shares of restricted stock had been issued under the Stock Plan.

                                       12

                                  AKEENA, INC.
                             Condensed Balance Sheet
                                 March 31, 2006
                                   (Unaudited)

ASSETS
Current assets
   Cash and cash equivalents                                     $   23,245
   Accounts receivable, net                                       1,570,552
   Inventory                                                      1,244,579
   Prepaid expenses and other current assets                        365,348
                                                                 ----------
      Total current assets                                        3,203,724
Property and equipment, net                                          77,942
Due from related party                                               21,025
Other assets                                                          3,927
                                                                 ----------
      Total assets                                               $3,306,618
                                                                 ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
   Accounts payable                                              $1,906,401
   Accrued liabilities                                              308,649
   Accrued product warranty                                         334,967
   Deferred revenue                                                 209,658
   Credit facility                                                  500,000
   Current portion of long-term debt                                 16,060
                                                                 ----------
      Total current liabilities                                   3,275,735
Long-term debt, less current portion                                 21,772
                                                                 ----------
      Total liabilities                                           3,297,507
                                                                 ----------
Commitments and contingencies
Stockholder's equity:
   Common stock, $0.01 par value; 16,000,000 shares authorized;
   9,000,000 shares issued and outstanding                           90,000
   Retained earnings                                                (80,889)
                                                                 ----------
      Total stockholder's equity                                      9,111
                                                                 ----------
      Total liabilities and stockholder's equity                 $3,306,618
                                                                 ==========

 See accompanying notes, which are an integral part of these condensed financial statements.

                                       13

                                  AKEENA, INC.
                       Condensed Statements of Operations
                   Three Months Ended March 31, 2006 and 2005
                                   (Unaudited)

                                                    THREE MONTHS ENDED MARCH 31,
                                                         2006         2005
                                                      ----------   ----------
NET SALES                                             $2,490,173   $1,200,633
COST OF SALES                                          1,921,797      961,474
                                                      ----------   ----------
      Gross profit                                       568,376      239,159
                                                      ----------   ----------
OPERATING EXPENSES
Selling, general and administrative                      535,715      294,508
                                                      ----------   ----------
      Total operating expenses                           535,715      294,508
                                                      ----------   ----------
      Income from operations                              32,661      (55,349)
                                                      ----------   ----------
Other income (expense)
Interest income (expense), net                           (13,031)         (95)
                                                      ----------   ----------
      Total other income (expense)                       (13,031)         (95)
                                                      ----------   ----------
NET INCOME (LOSS)                                     $   19,630   $  (55,444)
                                                      ==========   ==========
Earnings per common and common equivalent share:
   Basic                                              $     0.00   $    (0.01)
                                                      ==========   ==========
   Diluted                                            $     0.00   $    (0.01)
                                                      ==========   ==========
Weighted average shares used in computing earnings
   per common and common equivalent share:
   Basic                                               9,000,000    9,000,000
                                                      ==========   ==========
   Diluted                                            10,000,000   10,000,000
                                                      ==========   ==========

 See accompanying notes, which are an integral part of these condensed financial statements.

                                       14

                                  AKEENA, INC.
                       Condensed Statements of Cash Flows
                   Three Months Ended March 31, 2006 and 2005
                                   (Unaudited)

                                                                   THREE MONTHS ENDED MARCH 31,
                                                                          2006        2005
                                                                       ---------   ---------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                      $  19,630   $ (55,444)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities
   Depreciation                                                            7,182       6,307
   Bad debt expense                                                          175       4,681
   Changes in assets and liabilities:
      Accounts receivable                                                107,462      78,403
      Inventory                                                         (704,711)     74,734
      Prepaid expenses and other current assets                           71,107    (190,216)
      Accounts payable                                                   449,233     (52,946)
      Accrued warranty and other liabilities                              83,220      16,013
      Deferred revenue                                                  (264,374)    192,440
                                                                       ---------   ---------
         Net cash (used in) provided by operating activities            (231,076)     73,972
                                                                       ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                          --     (17,500)
Increase in amount due from related party                                     --        (199)
                                                                       ---------   ---------
         Net cash used in investing activities                                --     (17,699)
                                                                       ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term debt                                               (4,725)     (6,197)
Distributions to stockholder                                             (11,000)    (28,322)
                                                                       ---------   ---------
         Net cash used in financing activities                           (15,725)    (34,519)
                                                                       ---------   ---------
         Net (decrease) increase in cash and cash equivalents           (246,801)     21,754
CASH AND CASH EQUIVALENTS
Beginning of period                                                      270,046      99,089
                                                                       ---------   ---------
End of period                                                          $  23,245   $ 120,843
                                                                       =========   =========
SUPPLEMENTAL CASH FLOWS DISCLOSURES:
Cash paid during the period for
   Interest                                                            $  13,035   $     441
                                                                       =========   =========

 See accompanying notes, which are an integral part of these condensed financial statements.

                                       15

                                  AKEENA, INC.
                     Notes to Condensed Financial Statements
                                 March 31, 2006
                                   (Unaudited)

1.   BASIS OF PRESENTATION

BASIS OF PRESENTATION

The accompanying financial statements are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of
America for interim financial information. They should be read in conjunction with the financial statements and related notes to the financial statements of
Akeena, Inc. (the "Company") included elsewhere in this Form 8-K. The March 31,
2006 unaudited interim financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain
information and note disclosures normally included in the annual financial statements haven been condensed or omitted pursuant to those rules and regulations, although the Company's management believes the disclosures made are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair statement of the result of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the entire year.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MANUFACTURER AND INSTALLATION WARRANTIES

The Company warrants its products for various periods against defects in material or installation workmanship. The manufacturer warranty on the solar panels and the inverters have a warranty period range of 5 - 25 years. The
Company assists the customer in the event that the manufacturer warranty needs to be used to replace a defected panel or inverter. The Company provides for a
5-year warranty on the installation of a system and all equipment and incidental supplies other than solar panels and inverters that are covered under the manufacturer warranty. The Company records a provision for the installation warranty, within cost of sales, based on historical experience and future expectations of the probable cost to be incurred in honoring its warranty commitment. The provision for the installation warranty is included within accrued liabilities in the accompanying balance sheet.

                                       16

The provision for installation warranty consisted of the following at March 31,
2006:

                                          2006
                                        --------
Balance at beginning of period          $304,188
Provision charged to warranty expense     34,529
Less: warranty claims                     (3,750)
                                        --------
Balance at end of period                $334,967

RECENT ACCOUNTING PRONOUNCEMENTS

In November 2004, the Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs,"
("SFAS 151"), which amends the provisions of Chapter 4 of Accounting Research
Bulletin No. 43, "Inventory Pricing," ("ARB 43"). SFAS 151 requires that certain production costs, such as idle facility expense, freight, handling costs, and spoilage be charged as a current period expense. Under ARB 43, these costs were charged to current period expense only under certain circumstances.
Additionally, SFAS 151 requires that the allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for fiscal years beginning after June 15, 2005 and is required to be adopted by the Company beginning on January 1, 2006. The
Company's adoption of SFAS 151 did not have a material impact on the Company's results of operations and financial position.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment" ("SFAS
123R"), which revises SFAS No. 123 "Accounting For Stock-Based Compensation"
("SFAS 123") and supersedes Accounting Principles Board Opinion No. 25 ("APB No.
25"). SFAS 123R requires companies to measure the cost of employee services received in exchange for an award of equity instruments (including grants of employee stock options) based on the grant date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award, or the requisite service period (usually the vesting period). The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition. As permitted under SFAS 123 for private companies, private companies may use the minimum value method of measuring equity share options and similar instruments for pro forma disclosure purposes.
The Company would be allowed to apply the provisions of SFAS 123R prospectively solely to new awards and to awards modified, repurchased or cancelled after the required effective date of the statement. In April 2005, the Securities and
Exchange Commission ("SEC") announced the adoption of a rule that amends the adoption date for SFAS 123R. Accordingly, the provisions of SFAS 123R are effective commencing the first quarter of 2006. The provisions of 123R did not have an impact on the Company's results of operations and financial position as the Company has not issued any equity instruments in exchange for employee services.

                                       17

3.   ACCOUNTS RECEIVABLE

Accounts receivable at March 31, 2006 consists of the following:

                                                     2006
                                                  ----------
Trade accounts                                    $  384,406
Connecticut rebate receivable                         79,742
California rebate receivable                         237,421
New Jersey rebate receivable                          87,278
New York rebate receivable                            15,810
State rebates receivable                             541,690
Rebate receivable assigned to vendor                 211,962
Other receivables                                     22,243
Less: Allowance for doubtful accounts                (10,000)
                                                  ----------
                                                  $1,570,552

4.   INVENTORY

Inventory consists of the following at March 31:

                                                     2006
                                                  ----------
Finished goods                                    $1,244,579

5.   PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following at March 31:

                                                    2006
                                                  --------
Furniture and fixtures                            $  5,200
Office equipment                                     2,589
Vehicles                                           139,751
                                                  --------
                                                   147,540
Less: Accumulated depreciation and amortization    (69,598)
                                                  --------
                                                  $ 77,942

Depreciation expense for the periods ended March 31, 2006 and 2005 was approximately $7,000 and $6,000 respectively.

                                       18

6.   ACCRUED LIABILITIES

Accrued liabilities consist of the following at March 31:

                                  2006
                                --------
Accrued salaries and benefits   $ 52,116
Customer deposits                149,000
Other accrued liabilities        107,533
                                --------
                                $308,649

7.   CREDIT FACILITY AND LONG-TERM DEBT

The Company has a revolving line of credit (the "Credit Facility"), which provides for borrowings of up to $500,000. The Company entered into this agreement on August 31, 2005 and the Company is planning to renew this Credit
Facility on August 31, 2006. The total available amount of $500,000 is outstanding at March 31, 2006.

Interest on the outstanding balance under the Credit Facility is calculated on the prime rate ("Prime") plus 1.25%. Interest was calculated based on Prime plus
1.25% (9.0%) at March 31, 2006.

All of the existing property and assets of the Company are pledged as collateral for the Credit Facility. In addition, the Company's obligations are collateralized by a guaranty from the President of the Company, which includes as collateral all personal property and assets.

The Company's long-term debt consists of five vehicle loans with a total outstanding balance of approximately $38.0 thousand at March 31, 2006, less the current portion due of approximately $16.0 thousand at March 31, 2006.

8.   STOCKHOLDERS' EQUITY

The Company was incorporated in 2001 as a Subchapter S corporation. The
President of the Company is the sole stockholder as of March 31, 2006, owning
100% of the issued and outstanding common stock.

9.   STOCK OPTIONS AND STOCK WARRANTS

The Company's 2001 Stock Option Plan (the "2001 Plan") provides for the issuance of incentive stock options and non-statutory stock options. The Company's Board of Directors, which, subject to the terms of the 2001 Plan, determines to whom grants are made, and the vesting, timing, amounts and other terms of such grants. Incentive stock options may be granted only to employees of the Company, while non-statutory stock options may be granted to the Company's employees, officers, directors, consultants and advisors. Options under the Plan vest as determined by the Board of Directors, but in no event at a rate less than 20%
per year. The term of the options granted under the 2001 Plan may not exceed 10 years and the maximum aggregate shares that may be issued upon exercise of such options is 4,000,000 shares of common stock. No options have been granted under the 2001 Plan as of March 31, 2006.

                                       19

In March 2001, the Company issued a warrant (the "Warrant") to purchase up to
1,000,000 shares of the Company's common stock at an exercise price per share of
$0.01 in exchange for the purchase of assets from, AWI, Inc., a related party
(see Note 11). The Warrant expires in March 2011; therefore, the remaining contractual life of the Warrant at March 31, 2006 is 4.9 years.

10.  EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding during the period presented. Diluted earnings per share is computed using the weighted average number of common shares outstanding during the periods plus the effect of dilutive securities outstanding during the periods.

The following summarizes the weighted-average number of common shares outstanding during the three months that were used to calculate the basic earnings per share as well as the dilutive impact of stock warrants, as included in the calculation of diluted weighted average shares at March 31:

                                                2006        2005
                                             ---------   ---------
Weighted-average common shares outstanding
   for basic earnings per share              9,000,000   9,000,000
Effect of dilutive securities:
   Stock warrants                            1,000,000   1,000,000
                                            ----------  ----------
Shares for diluted earnings per share       10,000,000  10,000,000

11.  RELATED PARTY TRANSACTIONS

The Company issued the Warrant (see Note 9) to AWI, Inc. ("AWI") during March
2001 to purchase up to 1,000,000 shares of the Company's common stock at an exercise price per share of $0.01. The President of the Company is a director of
AWI and is currently a custodian for AWI. The Company also has an amount due from this related party for expenses of approximately $21,000 paid by the
Company on behalf of AWI, which are recorded as due from related party within the accompanying balance sheet.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in certain legal proceedings arising in the ordinary course of business. In the opinion of management, the outcome of such proceedings will not materially affect the Company's financial position, results of operations or cash flows.

13.  SUBSEQUENT EVENTS

During 2006, a new entity named Akeena Solar, Inc. ("Akeena Solar" or the
"Surviving Corporation") was incorporated as a C Corporation in the State of
Delaware, and the Company was merged with Akeena Solar during June 2006 as approved by the Board of Directors. At the time of this transaction, each share of the Company's no par value common stock was converted

                                       20

into one ten-thousandth (1/10,000) of a share of the Surviving Corporation's common stock with a par value of $0.01 per share and the sole stockholder of the
Company's outstanding common shares became a holder of the shares of the
Surviving Corporation.

Subsequent to the Company being merged into Akeena Solar, Akeena Solar became the obligor on the Warrant (see Note 9 and Note 11). On June 23, 2006, Akeena
Solar declared and effected a 18,000-for-one stock split of the Company's outstanding shares of common stock in the form of a stock dividend. Accordingly, all common share and per share data in the financial statements have been retroactively adjusted to reflect the impact of the 18,000-for-one stock split for all periods presented. After the stock split, the Warrant was exercisable for up to 1,000,000 of Akeena Solar's common stock at an exercise price of $0.01 per share. On July 18, 2006, the President of the Company purchased a warrant from AWI to purchase up to 90,000 shares of Akeena Solar common stock for a purchase price of $2,700. The purchase price was determined by an independent third-party appraiser to be the fair market value of the warrants.

On August 11, 2006, Akeena Solar entered into a reverse merger transaction with
Fairview Energy Corporation, Inc. ("Fairview"). Pursuant to the merger agreement, the stockholders of Akeena Solar received one share of Fairview common stock for each issued and outstanding share of Akeena Solar common stock.
Subsequent to the closing of the merger transaction (the "Merger"), the closing of a Private Placement for $2,527,500, and the cancellation of 3,877,477 shares of Fairview common stock in exchange for 100% of the outstanding capital stock of Akeena Solar, the former stockholders of Akeena Solar hold 8,197,692 shares, or 57.0%, of Fairview's outstanding common stock. Since the stockholders of
Akeena Solar own a majority of the outstanding shares of Fairview common stock immediately following the Merger, the Merger is being accounted for as a reverse merger transaction and Akeena Solar is deemed to be the acquirer. The assets, liabilities and the historical operations prior to the Merger will be those of
Akeena Solar. Subsequent to the Merger, the consolidated financial statements will include the assets and liabilities of Akeena Solar and Fairview, and the historical operations of Akeena Solar and the operations of Fairview from the closing date of the Merger.

On August 8, 2006, Akeena Solar adopted the Akeena Solar, Inc. 2006 Stock
Incentive Plan (the "Stock Plan"), whereby 450,000 shares of common stock shall be available for grant to employees, directors and consultants under the Stock
Plan. Restricted stock and stock options may be issued under the Stock Plan, and as of August 11, 2006, 197,692 shares of restricted stock had been issued under the Stock Plan.

                                       21